UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 14, 2006

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Wilshire Boulevard
Suite 700
Santa Monica, California		90401
(Address of Principal Executive Offices)		(Zip Code)

(310) 394-6000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description
5.1	Opinion of Venable LLP as to the validity of the shares

8.1	Opinion of O’Melveny & Myers LLP as to the tax qualification of the Company

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of O’Melveny & Myers LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE MACERICH COMPANY
(Registrant)

		By:	/s/ Thomas E. O’Hern
Date:	March 14, 2006		Thomas E. O’Hern
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Venable LLP as to the validity of the shares

8.1	Opinion of O’Melveny & Myers LLP as to the tax qualification of the Company

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of O’Melveny & Myers LLP (included in Exhibit 8.1)